GUARANTEE AND POSTPONEMENT OF CLAIM


TO: ROYAL BANK OF CANADA

      FOR VALUABLE CONSIDERATION, receipt whereof is hereby acknowledged, the undersigned and each of them (if more than one) hereby jointly and severally guarantee(s) payment on demand to ROYAL BANK OF CANADA (hereinafter called the "Bank") of all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by PNEUTECH INC., ROUSSEAU CONTROLS INC. and/or HYDRAMEN FLUID POER LIMITED. (hereinafter called the "customer") to the Bank or remaining unpaid by the customer to the Bank, heretofore or hereafter incurred or arising and whether incurred by or arising from agreement or dealings between the Bank and the customer or by or from any agreement or dealings with any third party by which the Bank may be or become in any manner whatsoever a creditor of the customer or however otherwise incurred or arising anywhere within or outside the country where this guarantee is executed and whether the customer be bound alone or with another or others and whether as principal or surety (such debts and liabilities being hereinafter called the "liabilities"); the liability of the undersigned hereunder being limited to the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000.00), together with interest thereon from the date of demand for payment at a rate equal to the Bank's Prime Interest Rate per annum in effect from time to time plus five (5%) percent per annum, as well after as before default and judgment.

AND THE UNDERSIGNED AND EACH OF THEM (IF MORE THAN ONE) HEREBY JOINTLY AND SEVERALLY AGREE(S) WITH THE BANK AS FOLLOWS:

(1) The Bank may grant time, renewals, extensions, indulgences, releases and discharges to, take securities (which word as used herein includes securities taken by the Bank from the Customer and others, monies which the Customer has on deposit with the Bank, other assets of the Customer held by the Bank in safekeeping or otherwise, and other guarantees) from and give the same and any or all existing securities up to, abstain from taking securities from, or perfecting securities of, cease or refrain from giving credit or making loans or advances to, or change any term or condition applicable to the liabilities, including without limitation, the rate of interest or maturity date, if any, or introduce new terms and conditions with regard to the liabilities, or accept compositions from and otherwise deal with, the customer and others and with all securities as the Bank may see fit, and may apply all moneys at any time received from the customer or others or from securities upon such part of the liabilities as the Bank deems best and change any such application in whole or in part from time to time as the Bank may see fit, the whole without in any way limiting or lessening the liability of the undersigned under this guarantee, and no loss of or in respect of any securities received by the Bank from the customer or others, whether occasioned by the fault of the Bank or otherwise, shall in any way limit or lessen the liability of the undersigned under this guarantee.

(2) This guarantee shall be a continuing guarantee and shall cover all the liabilities, and it shall apply to and secure any ultimate balance due or remaining unpaid to the Bank.

(3) The Bank shall not be bound to exhaust its recourse against the customer or others or any securities it may at any time hold before being entitled to payment from the undersigned of the liabilities. The undersigned renounce(s) to all benefits of discussion and division.

(4) The undersigned or any of them may, by notice in writing delivered to the Manager of the branch or agency of the Bank receiving this instrument, with effect from and after the date that is 30 days following the date of receipt by the Bank of such notice, determine their or his/her liability under this guarantee in respect of liabilities thereafter incurred or arising but not in respect of any liabilities theretofore incurred or arising even though not then matured, provided, however, that notwithstanding receipt of any such notice the Bank may fulfil any requirements of the customer based on agreements express or implied made prior to the receipt of such notice and any resulting liabilities shall be covered by this guarantee; and provided further that in the event of the determination of this guarantee as to one or more of the undersigned it shall remain a continuing guarantee as to the other or others of the undersigned.


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(5) All indebtedness and liability, present and future, of the customer to the undersigned or any of them are hereby assigned to the Bank and postponed to the liabilities, and all moneys received by the undersigned or any of them in respect thereof shall be received in trust for the Bank and forthwith upon receipt shall be paid over to the Bank, the whole without in any way limiting or lessening the liability of the undersigned under the foregoing guarantee; and this assignment and postponement is independent of the said guarantee and shall remain in full effect notwithstanding that the liability of the undersigned or any of them under the said guarantee may be extinct. The term "Liabilities", as previously defined, for purposes of the postponement feature provided by this agreement, and this section in particular, includes any funds advanced or held at the disposal of the customer under any line(s) of credit.

(6) This guarantee and agreement shall not be affected by the death or loss or diminution of capacity of the undersigned or any of them or by any change in the name of the customer or in the membership of the customer's firm through the death or retirement of one or more partners or the introduction of one or more other partners or otherwise, or by the acquisition of the customer's business by a corporation, or by any change whatsoever in the objects, capital structure or constitution of the customer, or by the customer's business being amalgamated with a corporation, but shall notwithstanding the happening of any such event continue to apply to all the liabilities whether theretofore or thereafter incurred or arising and in this instrument the word "customer" shall include every such firm and corporation.

(7) This guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or times of any sum or sums of money for the time being due or remaining unpaid to the Bank, and all dividends, compositions, proceeds of security valued and payments received by the Bank from the customer or from others or from estates shall be regarded for all purposes as payments in gross without any right on the part of the undersigned to claim in reduction of the liability under this guarantee the benefit of any such dividends, compositions, proceeds or payments or any securities held by the Bank or proceeds thereof, and the undersigned shall have no right to be subrogated in any rights of the Bank until the Bank shall have received payment in full of the liabilities.

(8) All monies, advances, renewals, credits and credit facilities in fact borrowed or obtained from the Bank shall be deemed to form part of the liabilities, notwithstanding any lack or limitation of status or of power, incapacity or disability of the customer or of the directors, partners or agents of the customer, or that the customer may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such monies, advances, renewals, credits or credit facilities, or any other reason, similar or not, the whole whether known to the Bank or not. Any sum which may not be recoverable from the undersigned on the footing of a guarantee, whether for the reasons set out in the previous sentence, or for any other reason, similar or not, shall be recoverable from the undersigned and each of them as sole or principal debtor in respect of that sum, and shall be paid to the Bank on demand with interest and accessories.

(9) This guarantee is in addition to and not in substitution for any other guarantee, by whomsoever given, at any time held by the Bank, and any present or future obligation to the Bank incurred or arising otherwise than under a guarantee, of the undersigned or any of them or of any other obligant, whether bound with or apart from the customer; excepting any guarantee surrendered for cancellation on delivery of this instrument.

(10) The undersigned and each of them shall be bound by any account settled between the Bank and the customer, and if no such account has been so settled immediately before demand for payment under this guarantee any account stated by the Bank shall be accepted by the undersigned and each of them as conclusive evidence of the amount which at the date of the account so stated is due by the customer to the Bank or remains unpaid by the customer to the Bank.

(11) This guarantee and agreement shall be operative and binding upon every signatory thereof notwithstanding the non-execution thereof by any other proposed signatory or signatories, and possession of this instrument by the Bank shall be conclusive evidence against the undersigned and each of them that this instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any conditions precedent or subsequent had been complied with, unless at the time of receipt of this instrument by the Bank each signatory thereof obtains from the Manager of the branch or agency of the Bank receiving this instrument a letter setting out the terms and conditions under which this instrument was delivered and the conditions, if any, to be observed before it becomes effective.


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

(12) No suit based on this guarantee shall be instituted until demand for payment has been made, and demand for payment shall be deemed to have been effectually made upon any guarantor if and when an envelope containing such demand, addressed to such guarantor at the address of such guarantor last known to the Bank, is posted, postage prepaid, in the post office, and in the event of the death of any guarantor demand for payment addressed to any of such guarantor's heirs, executors, administrators or legal representatives at the address of the addressee last known to the Bank and posted as aforesaid shall be deemed to have been effectually made upon all of them. Moreover, when demand for payment has been made, the undersigned shall also be liable to the Bank for all legal costs (on a solicitor and own client basis) incurred by or on behalf of the Bank resulting from any action instituted on the basis of this guarantee. All payments hereunder shall be made to the Bank at a branch or agency of the Bank.

(13) This instrument covers all agreements between the parties hereto relative to this guarantee and assignment and postponement, and none of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein.

(14) This guarantee and agreement shall extend to and enure to the benefit of the Bank and its successors and assigns, and every reference herein to the undersigned or to each of them or to any of them, is a reference to and shall be construed as including the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned or of each of them or of any of them, as the case may be, to and upon all of whom this guarantee and agreement shall extend and be binding.

(15) Prime Interest Rate is the annual rate of interest announced from time to time by Royal Bank of Canada as a reference rate then in effect for determining interest rates on Canadian dollar commercial loans in Canada.

(16) This Guarantee and Postponement of Claim shall be governed by and construed in accordance with the laws of the Province of Ontario ("Jurisdiction"). The undersigned irrevocably submits to the courts of the Jurisdiction in any action or proceeding arising out of or relating to this Guarantee and Postponement of Claim, and irrevocably agrees that all such actions and proceedings may be heard and determined in such courts, and irrevocably waives, to the fullest extent possible, the defense of an inconvenient forum. The undersigned agrees that a judgment or order in any such action or proceeding may be enforced in other jurisdictions in any manner provided by law. Provided, however, that the Bank may serve legal process in any manner permitted by law or may bring an action or proceeding against the undersigned or the property or assets of the undersigned in the courts of any other jurisdiction.

(17) The Undersigned hereby acknowledges receipt of a copy of this agreement. (#18 applicable in all PPSA provinces except Ontario)

(18) The Undersigned hereby waives Undersigned's right to receive a copy of any Financing Statement or Financing Change Statement registered by the Bank.


GIVEN UNDER SEAL at ___________________________________this _______________2005

                                                         (MONTH) (DAY) (YEAR)
SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF

                                       THOMAS EQUIPMENT, INC.

 ___________________________________   Per: ________________________________
 Witness                                       Name:  Clifford M. Rhee
                                               Title: President


                                       I have authority to bind the Corporation
 ___________________________________   ________________________________________
 Witness


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

(To be completed when the guarantee is stated to be governed by the laws of the Province of Alberta, the loan is repayable in Alberta, the guarantee is executed in Alberta, the customer carries on business in Alberta, or the guarantor is resident or owns assets in Alberta.)

(to be completed only where the guarantor is not a  corporation)

                  THE GUARANTEES ACKNOWLEDGEMENT ACT, (ALBERTA)

    I   HEREBY CERTIFY THAT:

    (1) __________________________ of _______________________in the Province of

        __________________,  the guarantor in the guarantee dated __________made between ROYAL BANK OF CANADA and _________________, which this certificate is attached to  or noted upon, appeared in person before me and acknowledged that he/she had executed the guarantee;

    (2) I satisfied myself by examination of the guarantor that he/she is aware of the contents of the guarantee and understands it.

        Given at ________________ this __________________ under my hand and seal of office

       (SEAL OF NOTARY PUBLIC)               _________________________________
                                                    A PUBLIC IN AND FOR

                             STATEMENT OF GUARANTOR
(Guarantor to
sign in presence
of Notary Public)  I am the person named in the certificate.

                                                         ______________________
                                                         Signature of Guarantor

   (To be completed when the guarantee is stated to be governed by the laws of the Province of Saskatchewan and the Borrower or Guarantor is a farmer in Saskatchewan, or the farmer or Guarantor owns farm assets in Saskatchewan.)

         THE SASKATCHEWAN FARM SECURITY ACT ACKNOWLEDGEMENT OF GUARANTEE
                                  (SECTION 31)
                     CERTIFICATE OF LAWYER OR NOTARY PUBLIC

       I HEREBY CERTIFY THAT:

(1)    ______________ of ______________ in the Province of _____________ , the

        guarantor in the guarantee dated ____________ made between ROYAL BANK

        OF CANADA and _________________________ , which this certificate is attached to or noted upon, appeared in person before me and acknowledged that he/she had executed the guarantee;

        (2) I satisfied myself by examination of the guarantor that he/she is aware of the contents of the guarantee and understands it.

        (3) I have not prepared any documents on behalf of the creditor, Royal Bank of Canada, relating to the transaction and I am not otherwise interested in the transaction;

        (4) I acknowledge that the guarantor signed the following "Statement of Guarantor" in my presence. Given at this under my hand and seal of office

        (SEAL REQUIRED WHERE NOTARY      ______________________________________
         PUBLIC SIGNS CERTIFICATE)       A LAWYER OR A NOTARY PUBLIC IN AND FOR

                             STATEMENT OF GUARANTOR

        I am the person named in the certificate.        ______________________
                                                         Signature of Guarantor


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